UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 20, 2026

Newmont Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6900 E. Layton Avenue, Denver, CO 80237

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (“the Board”) of Newmont Corporation (the “Company”) has appointed Peter David Beaven to serve as an independent director, effective September 1, 2026. Mr. Beaven will also be appointed to serve on the Audit Committee of the Board, effective as of the same date.

Mr. Beaven, age 59, has extensive global mining and finance experience. Mr. Beaven served as Group Chief Financial Officer of BHP from 2015 to 2021, where he was responsible for strategy, mergers, acquisitions and divestments and the global finance function, including finance business partnering, treasury, financial reporting, tax, risk management and investor relations. Prior to serving as BHP’s Chief Financial Officer, he held a number of senior operational and executive leadership roles at BHP, including President, Copper; President, Base Metals; President, Manganese; and Vice President and Chief Development Officer, Carbon Steel Materials. Before joining BHP's executive leadership team, Mr. Beaven held corporate finance and investment banking positions with UBS and Dresdner Kleinwort Benson in London and Australia and began his career with PricewaterhouseCoopers in South Africa. Mr. Beaven holds a Bachelor of Accountancy from the University of Natal (now the University of KwaZulu-Natal) and qualified as a Chartered Accountant (South Africa).

Mr. Beaven currently serves as Chair of Renewable Metals Pty Ltd., an Australian battery recycling and critical minerals recovery company (“Renewable Metals”). As of August 7, 2026, Mr. Beaven temporarily assumed the role of Chief Executive Officer while Renewable Metal undertakes a search for a permanent Chief Executive Officer. Mr. Beaven also acts as a Senior Adviser to Global Infrastructure Partners, a leading global infrastructure investment firm. He previously served as Non-Executive Chair of the International Copper Association.

In connection with Mr. Beaven’s appointment to the Board, Mr. Beaven will receive compensation as a non-employee director in accordance with the Company's director compensation program as described in its 2026 Proxy Statement, dated May 12, 2026. There are no arrangements or understandings between Mr. Beaven and any other person in connection with his appointment as a director of the Company. Mr. Beaven is not related to any officer or director of the Company, and there are no transactions or relationships between Mr. Beaven and the Company and its subsidiaries that are reportable under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Logan Hennessey
Name:	Logan Hennessey
Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

Dated: August 20, 2026

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